Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

volofin Capital Management (US) LLC

volofin LP (together with volofin Capital Management (US) LLC, the “Company”)

volofin Finance (Ireland) Designated Activity Company

BNP Paribas Securities Corp.

(together, the “Specified Parties”)

Re: volofin Finance (Ireland) Designated Activity Company, VFIN 2024-1 Series – Data File Procedures

We have performed the procedures described below on the specified attributes in the Data File (defined below), related to volofin Finance (Ireland) Designated Activity Company, VFIN 2024-1 Series. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within $1.00, 1.00%, and 1 day, respectively.

•	The term “Cutoff Date” means September 30, 2024.

•	The term “Data File” means the two worksheets labeled “vfDataTape- Facility” and “vfDataTape- Assets” in an electronic data file entitled “Static_Pool_LM_LoanAccts_+Datatape_(as of 09_30_24 Balances)_20241108_KPMG_AUP (updated).xlsx” provided by the Company on November 8, 2024, containing information on 22 aviation loan facilities (the “Facilities”), 107 aviation loans (the “Loans”), and 225 aircraft assets (the “Assets”) as of the Cutoff Date, which we were informed are intended to be included as collateral in the offering of VFIN 2024-1 Series by volofin Finance (Ireland) Designated Activity Company.

•	The term “Initial Data File” means the two worksheets labeled “vfDataTape- Facility” and “vfDataTape- Assets” in an electronic data file entitled “Static_Pool_LM_LoanAccts_+Datatape_(as of 09_30_24 Balances)_ Oct_27_24.xlsx” provided by the Company on October 27, 2024, containing information on 22 Facilities, 107 Loans, and 224 Assets as of the Cutoff Date.

•	The term “Sources” means the following information sources provided to us from October 28, 2024 to November 7, 2024 by the Company:

–	For each of the Sample Loans (defined below), some or all of the following documents:

•	Financing Agreements (including Loan Agreement, Loan Certification, Facility Agreement, Financing Notice, Borrowing Request, Promissory Note, Credit Agreement, Notice of Borrowing, Utilization Request, Rate and Repayment Schedule, Repayment Letter, Proceeds Agreement, Proceeds Deed, Omnibus Agreement, and any amendment or supplement thereto),

•	Trust Agreement (including Trust Agreement and Intercreditor Agreement, relating to the security agreement between the borrower and the security agent),

•	Lease Agreements (including Lease Agreement, Lease Acceptance Certificate, Lease Common Terms Agreement, Novation Agreement, Lease Novation and Amendment Deed, and any amendment thereto),

•	Security Agreement (including Borrower Security Agreement, Aircraft Security Agreement, and Notice of Security Assignment),

•	Guarantee Agreements related to a third party’s guarantee of the borrower’s payment obligations (including Limited Guaranty, Guarantee Undertaking, Security Agreement or Sponsor Undertaking and Guarantee),

•	Certification of Registration (related to the registration of the Asset with the aviation authority in the Lessee’s jurisdiction),

•	Funding Sources and Uses Schedule (related to the sources and uses of funding related to the Loan),

•	Historical Loan Balance Data (containing the actual loan balance of the Loan as of the Cutoff Date),

•	Bill of Sale (related to the transfer of the Asset from the seller to the borrower),

•	Lease Due Diligence Report (containing information on the Asset and Lessee),

•	Legal Opinion (related to the lease of the Assets), and

•	Release Agreement (related to the release of the relevant Asset by the security agent upon the borrower’s full repayment of the Loan).

–	The following worksheets in an electronic data file entitled “Static_Pool_LM_LoanAccts_+Datatape_ (as of 09_30_24 Balances)_20241106_KPMG_AUP.xlsx:”

•	Worksheets grouped in “LoanAcct” containing the loan-level projected amortization and balloon payments for each Facility (the “Projected Facility Cashflows”),

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•	Worksheet labeled “Loan Balance Schedule” containing the contractual payment schedule of each Loan (the “Loan Payment Schedules”), and

•	Worksheet labeled “Average Forward HLBV” containing the projected half-life base values (“HLBV”) of each Asset (the “HLBV Schedule”).

•	The term “List of Loans with Variable Payments” means the list of 37 Sample Loans #8 through #17, #19, #21, #23 through #35, #37 through #46, #49, and #50, of which the Company informed us the borrower expected to make additional payments from maintenance reserves, asset disposition, and/or end-of-lease payment.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Cutoff Date, Initial Data File, Sources, List of Loans with Variable Payments, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected 50 Loans from the Initial Data File as follows:

(i)	40 Loans from the top ten (10) Facilities, identified by the Company’s share of the Aggregate Facility Amount (the “Sample Facilities”)

(ii)	10 Loans from the remaining Facilities

The Company informed us that two of the selected Loans had not been funded by the Cutoff Date and instructed us to replace these two selected Loans by two randomly selected Loans from the same Facility that had been funded by the Cutoff Date. Each of the 48 initially selected Loans and the two additional selected Loans is referred to herein as the “Sample Loans.”

For each Sample Loan, we selected the largest Asset, identified by the Company’s share of the Average HLBV. The 50 largest Assets constitute the “Sample Assets.”

A listing of the Sample Facilities, Sample Loans, and Sample Assets are attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Sample Facilities, Sample Loans, and Sample Assets we were instructed to randomly select from the Initial Data File.

B.	For each Sample Facility, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Term Loan or Revolver	Financing Agreement, Security Agreement

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Attribute	Sources / Instructions
Number of Loans

Financing Agreement, Historical Loan Balance Data

Recompute as the difference between the number of Loans listed in the Financing Agreement and the number of Loans with a balance of $0 as of the Cutoff Date in the Historical Loan Balance Data, if any.

Number of Assets (Aircraft, Engines, Parts, etc.)

Security Agreement, Financing Agreement,

Recompute as difference between the number of Assets listed in the Assignment Agreement or Financing Agreement and the number of Assets being released per the Release Agreements, if any.

Loan Facility Agreement Date	Financing Agreement

We found such information to be in agreement.

C.	For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Full Recourse or Limited-Recourse	Financing Agreement, Security Agreement, Trust Agreement
volofin % Owned in Loan

Financing Agreement

For Sample Loan #38, recompute by dividing the loan balance owned by the Company as of the Cutoff Date in the Historical Loan Balance Data by the total loan balance as of the Cutoff Date in the Historical Loan Balance Data.

Loan Funding Date	Financing Agreement, Bill of Sale, Historical Loan Balance Data.
Loan Maturity Date	Security Agreement, Financing Agreement
Current Loan Balance (owned by volofin)	Recompute as the product of (i) volofin % Owned in Loan and (ii) the loan balance as of the Cutoff Date in the Historical Loan Balance Data, or Sources and Uses Schedule.
Current LTV (owned by volofin)	Recompute as (i) the Current Loan Balance (owned by volofin) divided by (ii) the average HLBV as of the Cutoff Date in the HLBV Schedule.

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Attribute	Sources / Instructions
Final Payment Due at Maturity (owned by volofin)	Recompute as the product of (i) final payment amount due at maturity in the Financing Agreement (or in the case of a Sample Loan in the List of Loans with Variable Payments, the Loan Payment Schedule) and (ii) the volofin % Owned in Loan in the Financing Agreement (or in the case of Sample Loan #38, recompute by dividing the loan balance owned by the Company as of the Cutoff Date in the Historical Loan Balance Data by the total loan balance as of the Cutoff Date in the Historical Loan Balance Data).
LTV at Maturity Date (owned by volofin)	Recompute as (i) the Final Payment Due at Maturity (owned by volofin) in the Financing Agreement (or in the case of a Sample Loan in the List of Loan with Variable Payments, the Loan Payment Schedule) divided by (ii) the average HLBV in the HLBV Schedule of the corresponding date.
Balloon Amount (owned by volofin)

Recompute as the product of (i) the balloon payment amount in the Financing Agreement and (ii) the volofin % Owned in Loan in the Financing Agreement

For Sample Loans in the List of Loan with Variable Payments and Sample Loan #18 (for which the Company informed us that the balloon amount stated in the Financing Agreement included both the principal repayment amount and the balloon amount) recompute as the product of (i) the balloon payment amount in the the Projected Facility Cashflow and (ii) the volofin % Owned in Loan in the Financing Agreement

Fixed or Floating	Financing Agreement, Security Agreement, Historical Loan Balance Data
Interest Rate	Financing Agreement, Sources and Uses Schedule, Historical Loan Balance Data
Loan Payment Frequency	Financing Agreement, Security Agreement
Loan Currency	Financing Agreement, Security Agreement, Bill of Sale

We found such information to be in agreement.

D.	For each Sample Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

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Attribute	Sources / Instructions
Lessee Name

Financing Agreement, Lease Agreement.

For Sample Assets #19 and #42, for which the lessee name in the Data File is “Off-Lease,” do not to perform this procedure on these Sample Assets.

Consider variations due to spelling, abbreviation, truncation, and punctuation to be acceptable.

Guarantor Name (guaranteeing borrower’s obligations), if any

Financing Agreement, Guarantee Agreements.

For Sample Assets for which the Guarantor Name in the Data File is blank, do not perform this procedure.

Consider variations due to spelling, abbreviation, truncation, and punctuation to be acceptable.

Lessee Jurisdiction	Financing Agreement, Lease Agreement, Certificate of Registration, Trust Agreement
Category of Asset	Financing Agreement, Bill of Sale, Trust Agreement, Security Agreement, Lease Agreement, Legal Opinion, Lease Report

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Initial Data File, Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Assets collateralizing the Facilities and Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

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The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Facilities, Loans, and Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Facilities, Loans, and Assets being securitized, (iii) the compliance of the originator of the Facilities, Loans, and Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Facilities, Loans, and Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
November 8, 2024

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Exhibit A

The Sample Facilities, Sample Loans, and Sample Assets

Sample Facility #	Facility Number*	Sample Loan #	Loan #*	Sample Asset #	Asset #*
1	20241F01	1	20241L01	1	20241A01
1	20241F01	2	20241L02	2	20241A02
2	20241F02	3	20241L03	3	20241A03
3	20241F03	4	20241L04	4	20241A04
3	20241F03	5	20241L05	5	20241A05
3	20241F03	6	20241L06	6	20241A06
3	20241F03	7	20241L07	7	20241A07
4	20241F04	8	20241L08	8	20241A08
4	20241F04	9	20241L09	9	20241A09
4	20241F04	10	20241L10	10	20241A10
4	20241F04	11	20241L11	11	20241A11
4	20241F04	12	20241L12	12	20241A12
4	20241F04	13	20241L13	13	20241A13
4	20241F04	14	20241L14	14	20241A14
4	20241F04	15	20241L15	15	20241A15
4	20241F04	16	20241L16	16	20241A16
4	20241F04	17	20241L17	17	20241A17
5	20241F05	18	20241L18	18	20241A18
6	20241F06	19	20241L19	19	20241A19
7	20241F07	20	20241L20	20	20241A20
7	20241F07	21	20241L21	21	20241A21
7	20241F07	22	20241L22	22	20241A22
8	20241F08	23	20241L23	23	20241A23
8	20241F08	24	20241L24	24	20241A24
8	20241F08	25	20241L25	25	20241A25

Note: The Company has assigned a unique ID for each Facility, Loan, and Asset. Facility Numbers, Loan Numbers, and Asset Numbers referred to in this Exhibit are not the Company’s IDs for the Facilities, Loans, and Assets

A-1

Exhibit A (cont.)

The Sample Facilities, Sample Loans, and Sample Assets

Sample Facility #	Facility Number	Sample Loan #	Loan #	Sample Asset #	Asset #
8	20241F08	26	20241L26	26	20241A27
8	20241F08	27	20241L27	27	20241A28
8	20241F08	28	20241L28	28	20241A29
8	20241F08	29	20241L29	29	20241A30
8	20241F08	30	20241L30	30	20241A31
8	20241F08	31	20241L31	31	20241A32
8	20241F08	32	20241L32	32	20241A33
8	20241F08	33	20241L33	33	20241A34
8	20241F08	34	20241L34	34	20241A35
8	20241F08	35	20241L35	35	20241A36
9	20241F09	36	20241L36	36	20241A37
9	20241F09	37	20241L37	37	20241A38
10	20241F10	38	20241L38	38	20241A39
	N/A	39	20241L39	39	20241A40
	N/A	40	20241L40	40	20241A41
	N/A	41	20241L41	41	20241A42
	N/A	42	20241L42	42	20241A43
	N/A	43	20241L43	43	20241A44
	N/A	44	20241L44	44	20241A45
	N/A	45	20241L45	45	20241A46
	N/A	46	20241L46	46	20241A47
	N/A	47	20241L47	47	20241A48
	N/A	48	20241L48	48	20241A49
4	20241F04	49	20241L49	49	20241A50
4	20241F04	50	20241L50	50	20241A27

A-2